(logo Chase Vista Fund)

(Logo The Growth Fund of Washington)

THE GROWTH FUND OF WASHINGTON

(graphic eastern seaboard of US)

The Growth Fund of Washington, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005

Semi-Annual Report
June 30, 2000

Bulk Rate
U.S. Postage
PAID
Rockville, MD
Permit No. 3539


(Logo The Growth Fund of Washington)

THE GROWTH FUND OF WASHINGTON

Fund results in this letter were computed without a sales charge. Here are the total and average annual compound returns with all distributions reinvested for periods ended June 30, 2000, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods - 10 years: +185.98%, or +11.08% a year; 5 years: +83.10%, or +12.86% a year; and 12 months: -20.33%. Sales charges are lower for accounts of $100,000 or more.

The figures in this report reflect past results. All investments are subject to certain risks. For example, those which include common stocks are affected by fluctuating stock prices, so you may gain or lose money by investing in the Fund. Accordingly, investors should maintain a long-term investment perspective. Fund shares are not deposits or obligations of, or insured, guaranteed or endorsed by, the U.S. government, any bank, the Federal Deposit Insurance Corporation, or any other agency, entity or person.

Fellow Shareholders

The Growth Fund of Washington's net asset value was $25.40 on June 30, 2000 versus $28.23 on December 31, 1999, a decrease of 11.81% on a total return basis with the June 19 dividend of 2.5 cents per share taken in shares. For the same period, the total return on the unmanaged Standard & Poor's 500 Composite Index decreased by 3.05%. (The Dow Jones Industrial Average also showed a decrease of 8.15%.) While the S&P has been led for over one year by a very narrow group of Internet and technology stocks, some of that strength now appears to be wearing off.

On June 30, 2000, The Growth Fund of Washington held securities of 23 companies in nine industry groups. The Fund's five largest holdings, representing 46.35% of net assets, were Freddie Mac (12.43%); Fannie Mae (11.73%); The Washington Post Co., Class B (8.37%); Capital One Financial Corp. (7.27%); and PE Corp. Celera Genomics (6.55%). While all these investments have appreciated since their initial purchase, most lost some of their value during the six-month report period (primarily the interest-sensitive companies, as indicated below). Celera, however, was up 25.50% for the period, as were other Fund holdings, for example: American Tower System Corp. (up 36.40%, at 4.64% of net assets) and Qwest Communications International (up 15.55%, at 6.09% of net assets).

Two factors have made this report period very challenging. First, the securities markets have been quite volatile, and the Fund's performance has reflected this volatility. As of March 31, 2000, the halfway point for the report period, the Fund was up 4.86% on a year-to-date basis; less than one week later the Fund reached a new high for the year and on April 6, was up 6.73%. By June 30, the Fund had reached a new low for the year. Second, the Federal Reserve has raised interest rates three times since the first of the year: this has hurt the Fund's interest-sensitive financial sector holdings, such as Fannie Mae and Freddie Mac. However, the fundamentals of both these companies remain strong, and they expect to generate attractive earnings growth this year and in future years.

Because we believe that stock market performance will follow business performance over the long term, we have maintained a long-term focus rather than react to short-term market swings. In addition, prospects for the regional economy appear to be bright, with signs of more reasonable growth, few (if any) signs of inflation, and growing telecommunications, biotechnology and Internet industries.

Since the first of the year, four companies were added to the Fund's portfolio:
CIENA Corp., a Linthicum, Maryland-based provider of optical networking systems, intelligent switching and distribution technologies that enable carriers to easily deliver multiple services; Cysive, Inc., a Reston, Virginia-based software engineering firm that designs and builds customized systems to support companies that conduct a significant portion of their business through electronic commerce channels; LifeMinders, Inc., a Herndon, Virginia-based online direct marketing company that provides personalized content, reminders and advertisements via e-mail to its community of members; and Teligent, Inc., a Vienna, Virginia-based 1(bar)provider of broadband communications, offering business customers local, long distance, high-speed data and dedicated Internet services over its digital local networks.

In telecommunications, the convergence of voice, data, and video is ongoing. Indeed, an important telecommunications-oriented industry is developing in Northern Virginia and the Baltimore-Washington corridor. The Fund is well positioned in this industry, and continues to explore investment opportunities in the sector that are consistent with its investment policies.

The Growth Fund of Washington eliminated the following eight holdings during this period: CAIS Internet Services, Inc.; Columbia Energy Group; CSX Corp.; Lockheed Martin Corp.; MICROS Systems Inc.; Trigon Healthcare, Inc.; United Parcel Service, Inc.; and Winstar Communications, Inc.

Although the general market is off its historic highs, one can continue to expect volatility and the possibility of lower prices. We encourage you to maintain a long-term perspective toward your holdings. We welcome your comments, as always, and look forward to reporting to you again in six months.

Sincerely,
(signatures)

James H. Lemon, Jr.
Chairman

Harry J. Lister
Vice Chairman

Jeffrey L. Steele
President
August 18, 2000


Investment Portfolio as of June 30, 2000
                                                                 Number
Industry                                                           of         Market   Percent of
Group          Securities<F1>                                    Shares        Value   Net Assets


Banking        Bank of America Corp.                             44,400   $ 1,909,200     3.34%
               Multi-bank holding company with
               operations in 21 states and Washington,
               DC with $672 billion in assets.

               Capital One Financial Corp.                       93,000     4,150,125     7.27
               Falls Church, Virginia-based general
               purpose credit card issuer, with $22 billion
               in managed loans.

               First Union Corporation                           72,600     1,801,388     3.15
               Leading financial services company
               with assets of $251 billion, serving
               16 million corporate and retail customers
               in investment and mortgage banking.

               Provident Bankshares Corporation                  57,491       776,128     1.36
               Baltimore-based bank holding company
               for Provident Bank.

               SunTrust Banks, Inc.                              59,520     2,719,320     4.76
               Ninth largest banking company; branches
               across six states and Washington, DC
               with $135 billion in assets.

               TOTAL                                                       11,356,161    19.88

Biotechnology  PE Corp. Celera Genomics, Inc.<F2>                40,000     3,740,000     6.55
               Rockville, Maryland-based leading
               source of genomic and related medical
               and agricultural information.

Computer       American Management Systems, Inc.<F2>             44,000     1,444,437     2.53
Services &     Fairfax, Virginia-based leading supplier
Hardware       of information technologies.

               Cysive, Inc.<F2>                                  10,000       238,750      .42
               Reston, Virginia-based leading software
               engineering firm supporting companies
               that conduct business through electronic
               commerce channels.

               TOTAL                                                        1,683,187     2.95

Financial      Fannie Mae                                       128,320     6,696,700    11.73%
Services       Washington, DC-based, the largest
               residential mortgage funding operation
               through the secondary market.

               Freddie Mac                                      175,200     7,095,600    12.43
               McLean, Virginia-based company
               which purchases, securitizes and
               guarantees mortgages.

               TOTAL                                                       13,792,300    24.16

Information    America Online, Inc.<F2>                          15,000       791,250     1.39
Services       Herndon, Virginia-based leader in
               interactive services, web brands, Internet
               technologies, and e-commerce services.

               LifeMinders, Inc.<F2>                             10,000       295,625      .52
               Herndon, Virginia-based online direct
               marketing leader in providing personalized
               content to its community of members.

               TOTAL                                                        1,086,875     1.91

Manufacturing  The Black & Decker Corp.                          10,000      393,125       .69
               Maryland-based manufacturer and marketer
               of a wide range of products sold to residential
               and commercial markets in over 100 countries.

               Danaher Corp.                                     50,000     2,471,875     4.33
               Washington, DC-based manufacturer of hand
               tools, automotive & transportation equipment,
               and process & environmental controls.

               TOTAL                                                        2,865,000     5.02

Publishing &   The Washington Post Co., Class B                  10,000     4,780,000     8.37
Communications Washington, DC-based diversified media
               organization whose principal operations
               include publishing, television broadcasting,
               cable television systems, electronic information
               services, test preparation, and educational &
               career services.

Retail         Circuit City Stores, Inc.                        70,000      2,323,125     4.07
               Richmond-based retailer of audio, video and
               brand name consumer electronic products,
               with a presence in the new and used car
               markets through CarMax.

Telecommuni-   American Tower Systems Corp.<F2>                  63,500  $  2,647,156     4.64%
cations        Leading independent owner and operator of over
               10,000 broadcast and wireless
               communication sites in the continental
               United States and Washington, DC.

               Bell Atlantic Corp.                               56,000     2,845,500     4.98
               Holding company for mid-Atlantic
               telephone companies serving a multi-
               state area and Washington, DC.

               CIENA Corp.<F2>                                   10,000     1,666,875     2.92
               Linthicum, Maryland-based market-
               leading provider of technologies that enable
               carriers to deliver multiple services.

               PRIMUS Telecommunications Group, Inc.<F2>         50,000     1,243,750     2.18
               Vienna, Virginia-based provider of domestic
               and international long-distance switched voice,
               data, private network and value-added
               services.

               Qwest Communications International, Inc.<F2>      69,966     3,476,436     6.09
               Leading broadband Internet-based data,
               voice and image communications company,
               serving both businesses and consumers.

               Teligent, Inc.<F2>                                10,000       236,250      .41
               Vienna, Virginia-based leader in broadband
               offering data and dedicated Internet
               services over its networks.

               WorldCom, Inc.<F2>                                30,000     1,376,250     2.41
               A global business telecommunications
               company operating in more than 65
               countries, providing fully integrated
               local, long distance, international, and
               Internet services.

               TOTAL                                                       13,492,217    23.63

               TOTAL INVESTMENT SECURITIES
               (cost: $16,054,459)                                         55,118,865    96.54

               Short Term Securities:
                 Federal Home Loan Bank Discount Note                      $2,242,190     3.93%
                 6.50% due 7/3/2000

               Payables over cash and receivables                          (259,628)      (.47)

               NET ASSETS                                                 $57,101,427   100.00%

<F1> Securities listed are common stocks unless otherwise indicated.
<F2> Indicates security which has not paid dividends during the preceding twelve months.

See Notes to Financial Statements



Statement of Assets and Liabilities
as of June 30, 2000 (Unaudited)

Assets      Investment in securities,
              at market (cost: $16,054,459)             $55,118,865
            Discount Note                                 2,242,190
            Cash                                             23,110
            Dividends receivable                              1,975
            Receivable for Fund's shares sold                19,605
            Other assets                                     18,207 $57,423,952

Liabilities Payable for adviser and management services      36,589
            Payable for distribution plan                    47,531
            Payable for Fund's shares repurchased           218,294
            Accounts payable and accrued expenses            20,111     322,525

Net Assets  Capital stock
              ($.01 par value, 2,247,575 shares
              outstanding, 25,000,000 authorized)            22,476
            Paid-in capital                              14,887,202
            Undistributed investment income                   7,158
            Undistributed realized gains                  3,120,185
            Unrealized gains                             39,064,406 $57,101,427

            Net asset value per share                                    $25.40

See Notes to Financial Statements

Statement of Operations
for the six months ended June 30, 2000 (Unaudited)

Investment Income
            Income:
              Dividends                              $     397,765
              Interest                                       58,644 $  456,409

            Expenses:
              Investment advisory fee                      121,746
              Business management fee                      112,319
              Distribution expenses                         81,159
              Transfer agent fee                            42,777
              Auditing and legal fees                       15,000
              Custodian fee                                 18,430
              Directors' fees                                4,600
              Postage, stationery and supplies               2,569
              Reports to shareholders                        8,357
              Registration and prospectus                    5,240
              Other                                          1,324      413,521
            Net investment income                                        42,888

Realized and Unrealized Gain on Investments
            Net realized gain on equities, identified
              cost basis                                 3,120,185
            Net change in unrealized gain              (10,948,471)
              Net realized and change in unrealized
                gain on investments                                (7,828,286)

            Net decrease in net assets resulting from
              operations                                          $(7,785,398)

See Notes to Financial Statements


Statement of Changes in Net Assets
                                                  Six Months
                                                     Ended
                                                June 30, 2000     Year Ended
                                                  (Unaudited) December 31, 1999

Increase (Decrease) in Net Assets
 Operations:
   Net investment income                           $    42,888    $  217,949
   Net realized gain on equity investments           3,120,185     1,576,252
   Net change in unrealized gain on
     investments                                   (10,948,471)   (4,994,866)
       Net increase (decrease) in net assets
         resulting from operations                  (7,785,398)   (3,200,665)

 Dividends and Distributions Paid to
   Shareholders:
   Dividends from net investment income                (56,432)     (194,252)
   Distributions from net realized gains                  -       (1,584,805)
       Total                                          (56,432)    (1,779,057)

 Capital Stock Transactions:
   Net increase (decrease) in net assets resulting
     from capital stock transactions                (4,797,298)   (3,147,871)
 Total increase (decrease) in net assets           (12,639,128)   (8,127,593)

 Net Assets:
   Beginning of period                              69,740,555    77,868,148
   End of period                                   $57,101,427   $69,740,555

See Notes to Financial Statements


Financial Highlights
for a share outstanding throughout the period

                                          Six Months
                                             Ended
                                        June 30, 2000      For the Year Ended December 31,
                                          (Unaudited)   1999    1998    1997    1996    1995

Net asset value, beginning of period        $28.83     $30.86  $26.09  $20.00  $18.19  $13.32

Income from investment operations:
  Net investment income                        .02        .08     .08     .09     .07     .14
  Net realized and unrealized gain (loss)
    on investment                            (3.42)     (1.36)   5.95    7.20    2.60    5.72
    Total from investment operations         (3.40)     (1.28)   6.03    7.29    2.67    5.86

Less Distributions:
  Dividends (from net investment
    income)                                   (.03)      (.08)   (.07)   (.09)   (.07)   (.14)
  Distributions (from capital gains)            -        (.67)  (1.19)  (1.11)   (.79)   (.85)
    Total distributions                       (.03)      (.75)  (1.26)  (1.20)   (.86)   (.99)

Net asset value, end of period              $25.40     $28.83  $30.86  $26.09  $20.00  $18.19

Total return<F1>                            (11.81)%    (4.15)% 23.22%  36.56%  14.65%  44.25%

Ratios/supplemental data:
  Net assets, end of period
    (in thousands)                           $57,101   $69,741 $77,868 $61,649 $48,801 $45,397
  Ratio of expenses
    to average net assets                     1.27%<F2>  1.18%   1.24%   1.25%   1.42%   1.46%
  Ratio of net income
    to average net assets                      .13%<F2>   .30%    .26%    .35%    .35%    .87%
  Portfolio turnover rate                    15.60%<F2>  8.07%  11.17%  13.03%  24.20%  25.65%

<F1> Excludes sales charge
<F2> Annualized

See Notes to Financial Statements


Notes to Financial Statements

Note 1 - Summary of Significant Accounting Policies

The Growth Fund of Washington, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985. The Fund is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open end, diversified investment company. The Fund's objective is to provide for long-term growth of capital by investing primarily in securities of companies headquartered or having a major place of business in Washington, D.C., Maryland or Virginia. Washington Investment Advisers, Inc. ("WIA") is the Fund's investment adviser (the "Investment Adviser"). Washington Management Corporation ("WMC") is the Fund's business manager (the "Business Manager"). The Investment Adviser and the Business Manager are wholly owned subsidiaries of The Johnston-Lemon Group, Incorporated. Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., is the distributor of the Fund's shares.

Security Valuation: Securities (except for short-term obligations) are valued at the last sales price on the exchange or national securities market on which the securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions, are valued at the latest reliable quoted bid price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which reliable recent market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Directors.

Repurchase Agreements: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

Pursuant to the custodian agreement, the Fund received credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $18,430 includes $3,727 that was paid by these credits rather than in cash.

Federal Income Taxes: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is the same as for financial reporting purposes.

Note 2 - Investment Adviser and Business Management Fees and Other Transactions with Affiliates

WIA was paid a fee of $121,746 for investment management services. The Investment Advisory Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.375% on the Fund's net assets up to $100,000,000, decreasing to 0.35% on the net assets in excess of $100,000,000. WMC was paid a fee of $112,319 for business management services. The Business Management Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.375% on the Fund's first $40,000,000 of net assets, 0.30% on net assets in excess of $40,000,000 but not exceeding $100,000,000 and 0.25% on net assets in excess of $100,000,000. The Fund pays all expenses not assumed by the Investment Adviser or Business Manager.

Pursuant to a Distribution Plan, the Fund pays a fee at a maximum annual rate of 0.25% of the Fund's net assets. Payments under this plan are primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, sales and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers whose customers purchase Fund shares.

Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, earned $38,359 on its retail sales of shares of the Fund and Distribution Plan fee and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.

All Officers and two Directors of the Fund are "affiliated persons" (as defined in the Act) of the Investment Adviser or Business Manager and received no remuneration from the Fund in such capacities.

Note 3 - Investment Transactions

The Fund made purchases of investment securities, other than short-term securities, of $4,917,745 and sales of $10,053,760 during the six months ended June 30, 2000. Net unrealized gains at June 30, 2000 included unrealized gains of $39,341,356 and unrealized losses of $276,950.

Note 4 - Investment Transactions

Transactions in capital stock were:
                                        For the Six   For the Year
                                       Months Ended       Ended
                                         June 30,     December 31,
                                           2000           1999

In shares:

Shares sold                               29,965         94,465
Shares issued in re-investment of
  dividends                                1,842         55,199
Total shares issued                       31,807        149,664
Shares redeemed                         (202,845)      (254,718)
Net increase (decrease)                 (171,038)      (105,054)

In dollars:

Shares sold                          $   937,922     $2,837,075
Shares issued in re-investment of
  dividends                               49,150      1,593,468
Total shares issued                      987,072      4,430,543
Shares redeemed                       (5,784,370)    (7,578,414)
Net increase (decrease)              $(4,797,298)   $(3,147,871)


(logo The Growth Fund of Washington)

Board of Directors

James H. Lemon, Jr.
Chairman
Chairman of the Board and Chief Executive Officer, The Johnston-Lemon Group, Incorporated

Harry J. Lister
Vice Chairman
President, Washington Management Corporation

Cyrus A. Ansary
President, Investment Services International Co. LLC

T. Eugene Smith
President, T. Eugene Smith Inc.

Leonard P. Steuart, II
Vice President, Steuart Investment Co.

Margita E. White
President, Association for Maximum Service Television Inc.


Officers

Jeffrey L. Steele
President

Stephen Hartwell
Executive Vice President

Howard L. Kitzmiller
Senior Vice President,
Secretary and Treasurer

Prabha S. Carpenter
Senior Vice President

Lois A. Erhard
Vice President

Ralph S. Richard
Vice President

Michael W. Stockton
Assistant Vice President,
Assistant Secretary and Assistant Treasurer

J. Lanier Frank
Assistant Vice President

Ashley L. Shaw
Assistant Secretary


(Logo, Chase Vista Funds)

Chase Vista Service Center
P.O. Box 219392
Kansas City, MO 64121-9392
1-800-34-VISTA

Office of the Fund and Business Manager
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005
(202) 842-5665

Investment Adviser
Washington Investment Advisers, Inc.

Custodian
The Chase Manhattan Bank

Transfer Agent
DST Systems, Inc.

Distributor
Vista Fund Distributors, Inc.

Independent Accountants
Johnson Lambert & Co.

Counsel
Thompson, O'Donnell, Markham, Norton & Hannon


This report is for the information of the shareholders of The Growth Fund of Washington, Inc., but it may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 2000, this report must also be accompanied by the Fund's most recent calendar quarter statistical update.

Vista Fund Distributors, Inc. is unaffiliated with The Chase Manhattan Bank.

GFW-3-600